SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    Of the Securities & Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 1998

                                CFI MORTGAGE INC.
             (Exact name of registrant as specified in its charter)

    Delaware                       0-22271                       52-2023491
(State or other                  Commission                   (I.R.S. Employer
jurisdiction of                    File No.                  Identification No.)
incorporation)

                        580 Village Boulevard, Suite 120
                           West Palm Beach, Fl. 33409
              (Address of principal executive offices)\ (Zip Code)

       Registrants's Telephone Number, including area code: (561) 687-1595

          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 11, 1998 CFI Mortgage Inc. (CFIM) completed the sale of one of its two operating subsidiaries, Bankers Direct Mortgage Corporation (BDMC), to IMN Financial Corp. (IMNF) by means of a sale of all of the capital stock of BDMC to IMNF. The sale was made pursuant to a Stock Purchase Agreement dated as of September 4, 1998, the form of which is filed herewith as Exhibit 2.1. The purchase price consisted of the assumption of all liabilities of BDMC and IMNF's agreement to pay CFIM one-eighth of one percent of the value of all closed loans by BDMC for the two years following closing, but only if BDMC's operations are profitable in the quarter in which such loans are closed. Further, such payments will only be made if the net book value of BDMC was at least $0 at closing, or, if less than $0, then such payments will first be applied to make up any negative net worth at BDMC. The Company believes that BDMC had a zero or negative net worth at closing, and accordingly does not expect to receive any further payments from IMNF. The Company also agreed not to engage in the retail conforming mortgage business conducted by BDMC for a period of five years following the closing. IMNF also hired Vincent J. Castoro, the Company's former vice president and a Director, and Don M. Lashbrook, the Company's former chief operating officer, as employees of IMNF as of the closing. Mr. Castoro continues to serve as a director of CFIM.

Prior  to the  consummation  of  the  sale  of  BDMC,  there  were  no  material relationships  between  CFIM  or  BDMC  or any  of  their  respective  officers, directors or affiliates, and IMNF or any of its directors, officers or affiliates. Terms of the transaction were established by arm's-length negotiation.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

A)  FINANCIAL STATEMENT OF BUSINESS ACQUIRED
    NOT APPLICABLE

B)   PRO FORMA FINANCIAL INFORMATION

     As of the date of filing of this Form 8K, The registrant has found it impracticable to complete the preparation of the pro forma financial information required by this Item. Accordingly, the Registrant will file such required pro forma financial information under cover of an amendment to this current report on Form 8k as soon as it is available, but in no event later than November 27, 1998.

C)   EXHIBITS

     2.1 - Stock Purchase Agreement, dated as of September 4, 1998, by and among CFI Mortgage Inc & IMN Financial Corp..


                                    Signature


Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CFI Mortgage Inc.



                                          By:      /s/  CHRISTOPHER C. CASTORO
                                                   Christopher C. Castoro
                                                   Chief Executive Officer


Dated: September 28, 1998